EXHIBIT 99.8

Green Innovations Receives Vendor Listing from Cardenas Markets

MIAMI, Feb. 21, 2013 -- Green Innovations Ltd. (OTCQB: GNIN) (OTCBB: GNIN) ("Green Innovations" or the "Company") is pleased to announce that its wholly-owned subsidiary, Green Hygienics, Inc. ("Green Hygienics"), has received a vendor listing number from Cardenas Markets, Inc. ("Cardenas"), a California-based family-owned chain of supermarkets.

"The addition of Cardenas Markets to our expanding distribution network in southern California is another step in the right direction as we attempt to cover this entire very important green products region," stated Bruce Harmon CEO of Green Innovations.  "We plan to continue with our strategy of working closely with retailers and wholesalers across North America to build new distribution for Green Hygienics and their growing list of products."

Cardenas Markets is proud to be a 2nd generation family business that provides its customers with general grocery and fresh produce, specializing in Hispanic foods.  Today, Jesus Jr., Jose, Lupe, and George Cardenas continue to grow their parents' vision and express their passion, work ethic, and dedication.  Cardenas now operates 28 stores and employs over 3,000 people in California and Nevada with new locations planned to open in California and other states.  For more information about Cardenas Markets, visit www.cardenasmarkets.com.

"Receiving a vendor number from a large retail chain can only be achieved after their management teams have approved the products for sale in their stores and pricing terms have been finalized," stated Tray Harrison, National Sales Manager of Green Hygienics.  "Now that the ground work has been completed to obtain a vendor number from Cardenas, we expect and look forward to receiving an initial purchase order from them in the near future."

About Green Innovations Ltd.

Green Innovations Ltd., through its wholly-owned subsidiary Green Hygienics, Inc., is the exclusive licensed North American distributor of American Hygienics Corporation's 100% tree-free bamboo-based product line, including personal care and paper-based goods.  The Company provides consumers the opportunity to enjoy high-quality and performance eco-friendly goods from dedicated experts that have been producing bamboo products for over a decade, along with the cost-benefit of local raw material manufacturing, and the satisfaction of knowing that by using these products they are doing their part to reduce their carbon footprint and to continue the movement towards a more healthy and sustainable planet.

For further information regarding Green Innovations Ltd., contact:

Green Innovations Investor Relations
(866) 947-5567 (Toll-free)
E-mail: investor@greeninnovationsltd.com
Website: www.greeninnovationsltd.com

Disclaimer

This press release contains "forward-looking statements".  Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future, and specifically references to future potential purchase orders from Cardenas and expanding distribution networks.  The reader can identify these forward-looking statements by forward-looking words such as "may," "will," "expect," "potential," "anticipate," "forecast," "believe," "estimate," "project," "plan," "continue" or similar words.  The reader should read statements that contain these words carefully because they discuss future expectations, contain projections of future results of operations or of financial condition, or state other forward-looking information.  Forward-looking statements include, but are not limited to, statements regarding potential products, customers, revenues, expansion efforts, and future plans and objectives of Green Innovations Ltd. ("Green Innovations").  The risk factors listed in our disclosure documents and the cautionary language on this website provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations and projections described by Green Innovations in its forward-looking statements. Actual results relating to, among other things, product launch, sales, customer acceptance and market share could differ materially from those currently anticipated in such statements.  Factors affecting forward-looking statements include: consumer preferences, competition from more established brands, ability to develop market share; changes in the operating costs; changes in economic conditions, foreign exchange and other financial markets; changes of the interest rates on borrowings; hedging activities that Green Innovations develops or produces; changes in the investments levels; litigation; legislation; environmental, judicial, regulatory, political and competitive developments in areas in which Green Innovations operates; technological, mechanical and operational difficulties encountered in connection with Green Innovations' development activities; and labor relation matters and costs.  The reader should refer to the risk disclosures set out in the periodic reports and other disclosure documents filed by Green Innovations from time to time with the Securities and Exchange Commission and other regulatory authorities.